_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  September 26, 1996


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1996, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 1996-A7, Mortgage Pass-Through Certificates, Series 1996-K).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware              333-08389          95-4449516
- ----------------------------   -----------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ------------------------                     ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
- ----      ------------

Filing of Computational Materials /FN/
- ---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1996-K.



     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1996-K, Bear, Stearns & Co. Inc. ("Bear, Stearns"), as the underwriter of the Class A Certificates, has prepared certain materials (the "Bear Computational Materials") for distribution to its potential investors and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as the underwriter of the Class B-1, Class B-2 and Class B-3 Certificates, has prepared certain materials (the "DLJ Computational Materials") for distribution to its investors. Although the Company provided Bear, Stearns and DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Bear Computational Materials or the DLJ Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Bear Computational Materials and the DLJ Computational Materials, listed as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, are filed on Form SE dated September 26, 1996.












- -------------------
/FN/    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 9, 1996 and the prospectus supplement dated September 26, 1996, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1996-K.



Item 7.  Financial Statements, Pro Forma Financial
- ----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Bear Computational Materials.
          (filed on Form SE dated September 26, 1996).

     99.2 DLJ Computational Materials.
          (filed on Form SE dated September 26, 1996).



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  September 26, 1996


                                Exhibit Index
                               -------------


Exhibit                                                                  Page
- -------                                                                ----

99.1      Bear Computational Materials.
          (filed on Form SE dated September 26, 1996).

99.2      DLJ Computational Materials.
          (filed on Form SE dated September 26, 1996).


                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone:  (212) 839-5300
                          Facsimile:  (212) 839-5599





                                        September 26, 1996


BY MODEM
- --------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


     Re:  CWMBS, Inc.
          Residential Asset Securitization Trust 1996-A7
          Mortgage Pass-Through Certificates, Series 1996-K
          -------------------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.


     Pursuant to a continuing hardship exemption letter dated April 26, 1996, as provided in Rule 202 of Regulation S-T, Exhibit 99.1 and Exhibit 99.2 will be filed today in paper on Form SE.


                                        Very truly yours,

                                        /s/ Bruce W. Hurwitz

                                        Bruce W. Hurwitz


Enclosure